PROFESSIONAL ENGINEERING SERVICES CONTRACT

THIS AGREEMENT made this 27 day of APRIL, in the year 2022 by and between Verde Resources, Inc (The "CLIENT")
And BioDiverse Energies, LLC of Columbia, Missouri (The "ENGINEER").

Project: Biochar Enhanced Compost Project Feasibility Assessment and Preliminary Engineering and Preliminary Market Analysis

NOW THEREFORE, it is hereby agreed that

ARTICLE 1. SCOPE OF WORK

The CLIENT desires to avail itself of the ENGINEER's experience, skills, abilities, knowledge and background needed for this project with respect to those duties normally associated with an engineer and designer. Therefore, the CLIENT is willing to engage the ENGINEER in accordance with the terms and conditions set forth herein and in documents referenced herein.

The ENGINEER shall undertake and perform the necessary work and services as described the attached proposal entitled **"Biochar Enhanced Compost Feasibility Assessment Proposal for Verde Resources Compost Processing Facility in LaBelle"** of **14 March 2022 and the following clarifications: 1) the proposal includes standard and reasonable sampling and lab analysis cost for this feasibility assessment; 2) the time to complete the proposal work will be longer that originally proposed due to dependence on lab analysis time and composting project timeframe.** The ENGINEER agrees to perform and accomplish all the professional services proposed, and in accordance with the terms and conditions set forth in the attached proposal's scope of work description.

ARTICLE 2. COMPENSATION

In return for the performance of the said professional services, CLIENT agrees to pay the ENGINEER materials, labor, fees and charges based on the amount of work done. The ENGINEER shall receive **$42,000.00** for completion of the services called for herein. An initial payment of **$25,000.00** shall be paid to the ENGINEER prior to the commencement of work by the ENGINEER. Another payment of **$10,000.00** shall be paid to the ENGINEER upon completion of the ENGINEER's work in STAGE 1 of the proposal and accepted by the CLIENT. The remaining **$7,000.00** payment shall be paid to the ENGINEER upon completion of the ENGINEER's work in STAGE 2 and accepted by the CLIENT.

ARTICLE 3. AGREEMENT EXPIRATION

Unless sooner terminated, this Agreement shall remain in effect until the work and services are completed and accepted by the CLIENT.

ARTICLE 4. TERMINATION OF AGREEMENT

Any breach of the terms and conditions of the Agreement by the ENGINEER shall, unless waived by the CLIENT in writing, constitute a default by the ENGINEER hereunder and the CLIENT shall thereafter have no obligation to the ENGINEER, and may select any of the remedies available to the CLIENT under law. In the event of default by the ENGINEER, the Agreement may be terminated upon ten (10) days written notice to the ENGINEER by the CLIENT. The ENGINEER will return any monies remaining from the initial payment made to the ENGINEER that have not

been billed by the ENGINEER for services rendered prior to the termination date. Likewise, if the CLIENT breaches any of the terms and conditions or choses to terminate this agreement, the ENGINEER shall be compensated for all the work done prior to the termination date.

ARTICLE 5. SPECIAL PROVISIONS

A. CONTRACT APPROVAL

This Contract shall not be deemed valid until it has been approved by the CLIENT or its designated representative.

B. NON-DISCRIMINATION & LAWS

The ENGINEER agrees to comply with the letter and the spirit of all applicable state and federal laws respecting discrimination and unfair employment practices.

C. LAWS

At all times during the performance of this Contract, the ENGINEER shall strictly adhere to all applicable federal and State laws, rules, and regulations that have been or may hereafter be established.

D. CONFIDENTIAL INFORMATION

The ENGINEER acknowledges that in course of this Agreement it shall have access to confidential and proprietary information of the CLIENT which the CLIENT may make available to the ENGINEER and agrees not be disclose or disseminate the Confidential Information without the express prior written consent of the CLIENT. The same principle applies to the CLIENT about Confidential Information presented to the CLIENT by the ENGINEER.

E. OWNERSHIP OF DOCUMENTS

The copyright in all schematics, drawings, reports, specifications, bills of quantities, calculations and other documents prepared or provided by the ENGINEER in connection with the project belong to the ENGINEER and the CLIENT.

The CLIENT shall not use the documents other than for the purpose for the above referenced project without the ENGINEER's prior written approval and upon such terms as may be agreed between the CLIENT and the ENGINEER. With the consent of the CLIENT, the ENGINEER may publish alone, or in conjunction with any other person, any articles, photographs, or other illustrations relating to the project. The CLIENT's consent for the publication of such materials shall not be unreasonably withheld.

F. PATENTS AND INTELLECTUAL PROPERTY

All concepts, products, or processes which are produced by the ENGINEER prior to this project with the CLIENT shall remain the property of the ENGINEER unless negotiated for terms in additional contracts to be property of the Client.

If any new unique patentable devices or trade secrets are conceived, developed, or/and manufactured by the CLIENT without any prior knowledge, or being derived from any knowledge gained of the ENGINEER, then the CLIENT shall have the rights to these devices or trade secrets. All costs incurred to obtain these new patents, trademarks, or trademarks shall be reimbursed by the CLIENT.

G. DISPUTES AND WAIVER OF JURY TRIAL

The laws of the State of Missouri shall govern any and all litigation related in any way to the terms of this Agreement or the work to be done. The venue for any such disputes shall be in Boone County, Missouri or another location mutually agreeable to the parties to the Agreement. The parties may mediate or arbitrate if they mutually agree to do so. The prevailing party in such litigation or other form of dispute resolution shall be entitled to payment of costs and fees related to the litigation or dispute resolution including, but not limited to, reasonable attorney fees. The parties understand that they have the right to a jury trial to resolve disputes but expressly agree to waive the right to a jury trial.

H. NOTICES

All notices called for or allowed under the Agreement shall be sent to the address listed by the respective parties, in the area below their signatures are located, unless another address for such notices is provided. Each party is responsible for keeping the other party informed of any changes in address to which notices are to be sent.

I. RIGHT TO CURE

Prior to instituting litigation or terminating this agreement for breach of its terms, the aggrieved party must notify the offended party of the alleged breach and make a good faith effort to allow the offended party to cure said default. Notice of the alleged default shall be sent to address provided herein for notices. The offending party shall then have ten (10) days from the date the notice is mailed to cure the default. If more than ten (10) days is required to cure the default the offending party shall submit a plan to the aggrieved party within seven (7) days from the date of the mailing that is acceptable to the aggrieved party. Whether a plan to cure is acceptable is in the agreement party's sole discretion.

J. SOFTWARE PIRACY PROHIBITION

No state or other public funds payable under this contract shall be used for the acquisition, operation or maintenance of computer software in violation of United States copyright laws or applicable licensing restrictions. The contractor hereby certifies that, for the term of this contract and any extensions, the ENGINEER has in place appropriate systems and controls to prevent such improper use of public funds. If the state determines that the contractor is in violation of this paragraph, the state may exercise any remedy available at law or equity or under this contract, including, without limitation, immediate termination of the contract and any remedy consistent with United States copyright laws or applicable licensing restrictions.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in original and three counterparts at ______________________, the ~~26~~ 27 ~~th~~ day of April, 2022.

THE CLIENT:

By [signature]
SIGNATURE

CARL CRAVEN
Name Title DIRECTOR

Address 2525 STATE ST.

City, State, Zip QUINCY, IL. 62301

Social Security Number or Federal ID Number

____
Witnessing Notary Signature & Seal

KATHY K. MUNZLINGER
MY COMMISSION EXPIRES 8/17/2022
NOTARY PUBLIC NOTARY SEAL
COMMISSION #14629597
LEWIS COUNTY
STATE OF MISSOURI

Kathy K Munzlinger

And

THE ENGINEER

By [signature]
SIGNATURE

DAVID L SEIDEL - PRESIDENT
Name Title

1907 N SOUTHEAST DRIVE
Address

COLUMBIA, MO 65202
City, State, Zip

FIDN: 76-075116
Social Security Number or Federal ID Number

____
Witnessing Notary Signature & Seal

Alondra Michelle Figueroa
Notary Public - Notary Seal
STATE OF MISSOURI
Boone County
My Commission Expires February 28, 2026
Commission #22727060

Alondra Figueroa

Note: All Parties Representatives must initial and date each page of this document.

If the ENGINEER is doing business as a Corporation, the Agreement shall be signed by an officer, i.e., President or Vice-President. The signature of the officer signing shall be attested to by the Secretary and properly sealed. If the ENGINEER is an individual or a partnership, the Agreement shall so indicate and be properly signed.